                                    EXHIBIT 1

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

         PERCENTAGES INDICATED ARE BASED ON NET ASSETS OF $20,854,986 AT
                                SEPTEMBER 30,2005

                                                  Amount
                                                or Shares    Value
                                                ---------   --------
COMMON STOCKS
   MATERIALS & PROCESSING
      Dupont (E.I.) De Nemours                     3800     $141,012
      Bunge Limited                                3200      168,384
      Phelps Dodge                                 1900      246,867
                                                            --------
         Total Materials & Processing - 2.67%                556,263

   AEROSPACE
      Boeing Company                               3200      217,440
      Cummins, Inc                                 2400      211,176
      Rockwell Collins                             3900      188,448
      United Technologies                          3400      174,590
                                                            --------
         Total Producer Durables - 3.90%                     814,056

   CONSUMER DISCRETIONARY
      Starwood Hotels & Resorts Worldwide          3000      171,510
      Regal Entertainment Group                    8900      208,416
      Polo Ralph Lauren                            4700      236.410
      Federated Dept. Stores, Inc                  3100      207.297
                                                            --------
         Total Consumer Discretionary - 3.95%                823,633

   CONSUMER STAPLES
      Colgate-Palmolive Co.                        3400      195,323
      Dean Foods                                   5200      202,072(4)
                                                            --------
         Total Consumer Staples - 1.91%                      397,395

   HEALTH CARE
      Triad Hospitals Inc                          4200      190,134(4)
      Sybron Dental Specialties                    5800      228,690(4)
                                                            --------
         Total Health Care-2.01%                             418,824

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

                                              Amount
                                            or Shares     Value
                                            ---------   ---------
COMMON STOCKS (CONT.)
   OTHER ENERGY
      Apache Corporation                       2806       211,067
      Consol Energy                            3700       282,199
      Pioneer Natural Resources                4600       252,632
                                                        ---------
         Total Other Energy - 3.58%                       745,898

   INTEGRATED OILS
      Exxon Mobil                              3000       190,620
                                                        ---------
         Total Integrated Oils - .91%                     190,620

   FINANCIAL SERVICES
      American Express                         3200       201,040
      Citigroup                                3699       195,690
      Comerica,Inc                             3000       176,700
      Eaton Vance Corp                         7300       177,940
      JP Morgan Chase & Company                4788       182,814
      Legg Mason                               2250       246,802
      Prudential Financial, Inc                3100       209,436
      Zion Bancorporation                      2400       170,928
                                                        ---------
         Total Financial Services - 7.49%               1,561,350

   TECHNOLOGY
      IBM                                       500       184,506
      Harris Corp                              5900       246,620
      Anteon International Corp                5000       213,800
      Microsoft Corp                            500       192,975
      Motorola, Inc.                          11000       242,330
                                                        ---------
         Total Technology - 5.18%                       1,080,231

   UTILITIES
      Alltel Corp                              3000       195,330
      Oneok Inc                                6300       214,326
      Aqua America                             6700       254,734

         Total Utilities - 3.19%                          664,390

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

                                                  Principal
                                                  Amount or
                                                   Shares       Value
                                                 ----------   --------
COMMON STOCKS (CONT.)
   AUTO & TRANSPORTATION
   Burlington Northern Sante Fe                        3900    233,220
   Nordic American Tanker Shipping                     4400    166,188
   Yellow Roadway Corp                                 3200    144,970(4)
                                                              --------
         Total Auto & Transportation - 2.61%                   544,378

   MULTI-SECTOR COMPANIES
      Eaton Corp                                       2800    177,940
      General Electric                                 4700    185,185
                                                              --------
         Total Multi-Sector Companies - 1.74%                  363,125
      Total Common Stocks                        $1,042,564

PREFERRED STOCK
   FINANCIAL SERVICES
      Lehman Bros. Holdings                            6900    194,733
         Total Financial Services - .93%                       194,733

   UTILITIES
      Alabama Power PFD                                6600    192,500
      Viacom                                           6600    189,600
      Total Utilities- 1.83%                                   382,100
      Total Preferred Stock - 2.77%                           $576,833

CONVERTIBLE PREFERRED STOCK
   HEALTH CARE
      Baxter International                             3000    193,800
                                                              --------
         Total Health Care - .93%                              193,800
                                                              --------
      Total Convertible Preferred Stock - .93%                $193,800

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

                                                             Principal
                                                               Amount
                                                             or Shares      Value
                                                             ---------   ----------
REAL ESTATE INVESTMENT TRUST
   REITS - RESIDENTIAL
      Archstone-Smith Trust                                     1200         47,844
      Equity Residential                                        1300         49,205
                                                                         ----------
         Total REITS - Residential - .47%                                    97,049

   REITS - RETAIL
      Simon Property Group, Inc                                  700         51,844
      Kimco Realty                                               800         50,272
                                                                         ----------
         Total REITS-Retail-.49%                                            102,156

   REITS - SPECIALTY
      Rayonier                                                   859         49,495
                                                                         ----------
         Total REITS - Specialty - .24%                                      49,495

   REITS - HEALTHCARE
      Health Care Property Investors, Inc                       1600         43,184
                                                                         ----------
         Total REITS - Healthcare - .21%                                     43,184

   REITS - INDUSTRIAL / OFFICE
      Prologis                                                  1100         48,741
      Boston Properties Inc                                      700         49,630
      Equity Office Properties Trust                            1400         45,794
                                                                         ----------
         Total REITS - Industrial / Office - .69%                           144,165

   REITS - DIVERSIFIED
      Vornado Realty                                             600         51,972
                                                                         ----------
         Total REITS - Diversified - .25%                                    51,972
                                                                         ----------
      Total Real Estate Investment Trust-2.34%                           $  488,022
                                                                         ----------
      Total Equity Securities (cost $6,913,024)- 45.24%                  $9,434,476
                                                                         ----------

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

                                     Principal
                                       Amount
                                     or Shares      Value
                                     ---------   ----------
MUNICIPAL BONDS
   EDUCATION
      Alabama CLG & Univ. Tuskegee
      5.500% due 09/01/07             500,000    $  516,860
      Colorado Ed. & Cultural
      5.250% due 04/01/11             100,000       102,656
      Latrobe, PA IDA
      5.375% due 05/01/13             250,000       265,457
      Indiana St. Edl. Facs
      5.400% due 10/01/13             150,000       154,831
      Colorado Ed. & Cultural
      5.750% due 06/01/11             100,000       111,830
      Minn, St Higher Ed
      5.250% due 10/01/19             100,000       108,261
      Colorado Educ & Cultural
      6.875% due 12/15/20             250,000       266,513
      University Of Minesota
      5.750% due 7/01/18              400,000       467,560
      Long Beach, CA Comm College
      5.000% due 5/01/28              300,000       314,034
                                                 ----------
         Total Education - 11.27%                 2,308,002

   GENERAL OBLIGATION
      Douglas Cnty WI
      5.000% dur 12/01/17             250,000       271,970

      NorthsideTX ISD GO
      5.000% due 2/15/18              125,000       133,254

      Clay Cnty MO Sch Dist
      5.000%, due 03/01/15            300,000       328,857

      Oak Lawn IL
      5.000% due 12/01/23             250,000       264,600

      Austin TX Pub/Mpt
      4.75% due 09/01/20              100,000       103,385

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

MUNICIPAL BONDS(CONT)
   Maywood IL G.O.
      5.500% due 01/01/16                                    250,000     275,743
   Woodbury MN Golf Course
      4.60 % due 02/01/26                                    150,000     146,317
                                                                       ---------
Total General Obligation - 6.75%                                       1,524,126

HEALTHCARE
   North Miami Health Fac. Rev. Catholic
      5.300% due 08/15/06                                    200,000     204,190
   North Miami Health Fac. Rev. Catholic
      5.400% due 08/15/07                                    375,000     390,169
   Wisconsin Health & Education-Sinai
      5.500% due 08/15/08                                    600,000     623,754
   Missouri State Health
      5.550% due 02/01/09                                    200,000     208,424
   Illinois Health Fac. Auth.
      6.000% due 02/15/11                                    500,000     524,615
   South Dakota H & E
      4.500% due 04/01/11                                    175,000     172,650
   Volusia City Health Fac.
      6.000% due 06/01/12                                    600,000     917,916
   Montgomery County PA IDA
      5.625% due 11/15/12                                    500,000     519,740
   Valdosta & Lowndee Cty Hosp
      5.500% due 10/01/14                                     85,000      94,898
   Illinois Health Fac.
      5.120% due 12/01/15                                    250,000     251,202
   Marshall MN Med Ctr
      5.450% due 11/01/18                                    250,000     258,585
                                                                       ---------
      Total Healthcare - 18.78%                                        3,866,143

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

MUNICIPAL BONDS (CONT)
HOUSING

   Bexar County Tx, Housing
      5.625% due 12/01/11                                    210,000     216,640
   Louisiana Housing Fin. Agency
      6.000% due 09/01/15                                    670,000     703,681
                                                                       ---------
      Total Housing - 7.30%                                              977,311

OTHER REVENUE
   Goodhue City, MN EDA Lease
      5.600% due 02/01/06                                    285,000     287,579
   Gilbert IL Spl Svc
      4.25% due 03/01/12                                      55,000      56,990
   High Plains Met Dist.
      4.37% due 12/01/15                                     250,000     286,822
   Kent WA Local Impr. Dist.
      4.650% due 12/15/19                                    300,000     291,399
   Illinois Dev Fin Auth
      5.700% due 07/01/12                                    190,000     193,380
   North Dakota Bldg Auth.
      5.250% due 12/01/13                                    330,000     358,634
   Maywood IL G.O.
      5.500% due 01/01/16                                    250,000     275,743
   Springdale AR Sales & Usage
      4.000% due 07/01/16                                     75,000      65,347
   Minnesota St Ag Sol
      5.000% due 09/15/18                                    180,000     184,637
                                                                       ---------
      Total Other Revenue - 8.01%                                      1,667,798

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

MUNICIPAL BONDS(CONT.)
   Maywood IL G.O.
      5.500% due 01/01/16                  250,000     275,743
   Woodbury MN Golf Course
      4.60% due 02/01/26                   150,000     146,317
                                                     ---------
Total General Obligation - 6.75%                     1,524,126

HEALTHCARE
   North Miami Health Fac. Rev. Catholic
      5.300% due 08/15/06                  200,000     204,190
   North Miami Health Fac. Rev. Catholic
      5.400% due 08/15/07                  375,000     390,169
   Wisconsin Health & Education-Sinai
      5.500% due 08/15/08                  600,000     623,754
   Missouri State Health
      5.550% due 02/01/09                  200,000     208,424
   Illinois Health Fac. Auth.
      6.000% due 02/15/11                  500,000     524,615
   South Dakota H & E
      4.500% due 04/01/11                  175,000     172,650
   Volusia City Health Fac
      6.000% due 06/01/12                  600,000     917,916
   Montgomery County PA IDA
      5.625% due 11/15/12                  500,000     519,740
   Valdosta & Lowndee Cty Hosp
      5.500% due 10/01/14                   85,000      94,898
   Illinois Health Fac.
      5.120% due 12/01/15                  250,000     251,202
   Marshall MN Med Ctr
      5.450% due 11/01/18                  250,000     258,585
                                                     ---------
         Total Healthcare - 18.78%                   3,866,143

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

                                                              Principal
                                                              Amount or
                                                                shares       Value
                                                              ---------   -----------
MUNICIPAL BONDS(CONT):
   POWER
   Fairburn Combined Utilities
      5.375% due 10/01/13                                      250,000        263,028
                                                                          -----------
         Total Power - 1.26%                                                  263,028

   WATER & SEWER
   Marysville WA Wastewater
      4.400% due 04/01/25                                      200,000        196,662
   Summerville GA
      4.500% due 01/01/11                                       75,000         78,415
                                                                          -----------
         Total Water & Sewer - 1.32%                                          275,077

   TRANSPORTATION
   Montana St. Dept. Trans
      5.000% due 03/01/20                                      285,000        305,503
                                                                          -----------
         Total Transportation- 1.46%                                          305,503

         Total municipal bonds (cost $10,892,508)- 53.64%                 $11,186,988
                                                                          -----------
         Total Investments in Securities (cost $17,805,532)               $20,621,464
                                                                          ===========
TOTAL UNREALIZED APPRECIATION OF VALUE OVER TAX COST                      $ 2,815,932
                                                                          ===========

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                               September 30, 2005

NOTES:

(1) The aggregate unrealized appreciation or depreciation of the market value of Equity Securities which was in excess or below their cost for Federal income tax purposes was as follows:

 Market Value     Tax Cost    Appreciation(Depreciation)
--------------   ----------   --------------------------
    $8,166,990   $5,545,691           $2,621,299
     1,267,486    1,367,333              (99,847)
    ----------   ----------           ----------
Net $9,434,476   $6,913,024           $2,521,452

(2) The aggregate unrealized appreciation or depreciation of the market value of Municipal Bonds which was in excess or below their cost for Federal income tax purposes was as follows:

  Market Value      Tax Cost    Appreciation(Depreciation)
---------------   -----------   --------------------------
    $10,178,607   $ 9,873,935            $304,672
      1,008,381     1,018,573             (10,192)
    -----------   -----------            --------
Net $11,186,988   $10,892,508            $294,480

(3) The aggregate unrealized appreciation of the market value of all securities held by the Registrant in excess of their cost for Federal income tax purposes was $2,815,932.

(4)  Non-income producing.